CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us in this Post-Effective Amendment No. 9 to Registration Statement No. 333-110037 on Form N-1A of Pioneer Series Trust II in the Statements of Additional Information of the Pioneer Papp Stock Fund (formerly the Papp Stock Fund, Inc.), Pioneer Papp America-Pacific Rim Fund (formerly Papp America-Pacific Rim Fund, Inc.), Pioneer Papp Strategic Growth Fund (formerly Papp America-Abroad Fund, Inc.), and Pioneer Papp Small and Mid Cap Growth Fund (formerly Papp Small & Mid-Cap Growth Fund, Inc.) and reference to us as experts in accounting and auditing under the heading "Financial Statements" in the Statements of Additional Information, which are part of this Registration Statement.




/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 19, 2005